EXHIBIT 32.1

                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                            AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

       In connection with the Quarterly Report on Form 10-QSB of South Texas Oil Company (the "Company") for the quarter ended March 31, 2007, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Murray N. Conradie, President and Chief Executive Officer and Principal Accounting Officer of the Company, certify, to my best knowledge and belief, pursuant to 18 U.S.C. {section} 1350, as adopted pursuant to {section} 906 of the Sarbanes-Oxley Act of 2002, that:


   (1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

   (2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                  /s/ Murray N. Conradie
                                  ----------------------
                                  Murray N. Conradie,
                                  President, Chairman and Director
                                  (Principal Executive Officer)

Date: May 15, 2006